Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings
Borrowings

6. Borrowings

	As of December 31,
	2022	2023
	$	$
Short‑term borrowings	717,915	—

In September 2021, the Group entered into a one-year RMB 5.0 million facility agreement with Shanghai Pudong Development Bank. The interest rate was set at 65 basis points over Loan Prime Rate (“LPR”). The bank borrowing was unguaranteed and unsecured. The loan was refunded in September 2022.

In March 2022, the Group entered into a one-year RMB 5.0 million facility agreement with Shanghai Pudong Development Bank. The interest rate was priced at 80 basis points over LPR. The bank borrowing was unguaranteed and unsecured. The loan was refunded in March 2023.

For the years ended December 31, 2021, 2022 and 2023, the Group recognized interest expenses of $9,147, $51,972 and $1,534 which was recorded in interest income, net.